IAI Investment Funds, VIII, Inc.
                                                                File No. 2-84589


                        SUPPLEMENT DATED FEBRUARY 2, 1999
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1998
                                       OF
                                 IAI VALUE FUND


                               CLOSING OF THE FUND

Value Fund (the "Fund") generally closed to new investors on May 12, 1998. Shareholders of the Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Fund shares owned, through an existing systematic purchase or exchange plan, or through an existing retirement plan allocation. No changes in these plans or allocations having the effect of increasing current purchases of Fund shares will be permitted while the Fund is closed.

                        FUND INVESTMENT IN PATHNET, INC.

The Fund invests from time to time directly in privately held, early-stage developing companies. One such company, Pathnet, Inc. ("Pathnet"), filed a registration statement in May 1998 with the SEC for the purposes of offering its securities for public sale, also known as an initial public offering or "IPO". Pathnet indefinitely postponed the IPO on August 14, 1998 and canceled it on December 30, 1998. The Fund's Board of Directors, working in conjunction with IAI, the Fund's investment manager, has monitored this investment on a daily basis and adjusted the investment's price when required using a fair value methodology consistent with the Fund's pricing procedures. The Fund's investment in Pathnet continues to present increased risks, as discussed elsewhere. CERTAIN OF THESE RISKS RESULT FROM THE LARGE PERCENTAGE OF THE VALUE FUND'S NET ASSETS INVESTED IN PATHNET (APPROXIMATELY 28% AS OF FEBRUARY 2, 1999).

Pathnet intends to become a leading provider of high quality, low cost, long haul telecommunications capacity to second and third tier markets throughout the United States primarily by upgrading existing wireless infrastructure to develop a state-of-the-art, digital SONET network.

The Fund's investment in Pathnet is subject to the significant risks of investing in small and early-stage developing companies described in the sections "Venture Capital" and "Special Risk Factors Associated with Investing in Small Companies". The following additional risk information concerning Pathnet is based solely on information contained in Pathnet's 1998 Prospectus for its IPO, and has not been independently verified by the Fund. The investment in Pathnet is also subject to other significant risk factors including: (1) its limited history of operations, operating losses and negative cash flow; (2) its significant capital requirements and uncertainty of obtaining additional financing; (3) its substantial use of leverage, and its ability to service its current and substantial additional indebtedness; (4) its ability to timely and cost-effectively complete its digital network, and sell a substantial amount of its capacity; (5) its ability to maintain and add additional long-term contractual relationships with various entities to enable it to deploy its network; (6) its ability to manage its future anticipated growth; (7) its dependence on key personnel; (8) its ability to successfully compete in the highly competitive telecommunications industry, where price competition has generally been intense and is expected to increase; (9) its substantial reliance on a single supplier of telecommunications equipment; (10) the existence of various technical limitations on its network; (11) the risk of rapid technological changes in the telecommunications industry; (12) the existence of substantial regulation by federal, state and local governmental agencies of its digital network; (13) the possibility that wireless equipment may pose health risks to humans due to radio frequency emissions; and (14) the fact that Pathnet does not expect to pay cash dividends for the foreseeable future.

Further information concerning Pathnet may be found in its various filings with the Securities and Exchange Commission. To the extent applicable, such filings may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the Commission located at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1034, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. In addition, the Commission maintains a World Wide Web site that contains reports, proxy and information statements that are filed electronically with the Commission. The address of the site is http://www.sec.gov.

                      FUND INVESTMENT IN TUT SYSTEMS, INC.

On January 29, 1999, another one of the Fund's privately-held early-stage, developing companies, Tut Systems, Inc. ("Tut"), offered its securities for public sale (an "initial public offering" or "IPO"). Following the IPO there was a substantial increase in the market price of Tut's securities and therefore a substantial increase in the Fund's net asset value. The IPO also resulted in increased risks associated with investing in the Fund. CERTAIN OF THESE RISKS RESULT FROM THE PERCENTAGE OF THE FUND'S NET ASSETS INVESTED IN TUT (APPROXIMATELY 33% AS OF FEBRUARY 2, 1999). The Fund's ownership of Tut is subject to substantial restrictions on sale, because the underwriters of the IPO requested, and the Fund agreed, that the Fund not sell or otherwise transfer Tut's stock during the 180-day period following the effective date of the IPO without the underwriters' consent. Because Tut's securities are not readily marketable at the present time, these securities are valued in good faith using a fair value methodology. BASED ON THE FUND'S HOLDINGS OF TUT, PATHNET, AND OTHER PRIVATE EQUITY SECURITIES, AS OF FEBRUARY 2, 1999, APPROXIMATELY 65% OF THE FUND'S ASSETS WERE ILLIQUID. The Fund and IAI are actively working to reduce the level of illiquidity consistent with the best interests of Fund shareholders.

                       INFORMATION ABOUT TUT SYSTEMS, INC.
               SET FORTH IN ITS PROSPECTUS DATED JANUARY 29, 1999

The following information, insofar as it pertains to Tut, is based solely on information contained in Tut's Prospectus dated January 29, 1999, for its IPO, and has not been independently verified by the Fund. Tut is required to file periodic and special reports with the Securities and Exchange Commission which may contain more current information than that contained in the Prospectus. The Prospectus, the Registration Statement of which it is a part, and such periodic and special reports may be obtained as described below under "Additional Available Information on Tut."

Tut designs, develops, and markets advanced communications products which enable high-speed data access over the copper infrastructure of telephone companies, as well as the copper telephone wires in homes, businesses and other buildings. Tut's objective is to be the leading provider of advanced communications products for high-speed data access that exploit the large existing infrastructure of copper telephone wires which lead into and reside within homes, businesses and other buildings.

The Fund's investment in Tut is subject to the significant risks of investing in small and early-stage developing companies described in the "Venture Capital" and "Special Risk Factors Associated with Investing in Small Companies" sections at pages 29 and 33 of the Fund's Prospectus dated August 1, 1998.

The investment in Tut is also subject to other significant risk factors specifically related to Tut, including:

            (1) its history of net losses, a substantial accumulated deficit and uncertainty of its future results;
            (2) its past (and possible future) fluctuation of revenues and operating results as a result of several factors, some of which are outside Tut's control;
            (3) the unproven commercial acceptance of certain of Tut's products;
            (4) the existence of competing technologies and Tut's dependence on its core technology;
            (5) the uncertainty of demand for high-speed data access services using the Internet;
            (6) its ability to
                  (a) develop, introduce and market enhancements to its existing products,
                  (b) introduce new products in a timely manner to meet customer requirements, and
                  (c) comply with evolving industry standards;
            (7) its ability to compete in markets which are intensely competitive, continually evolving and subject to rapid technological change. Tut and its products face such competitive factors as price, product features and enhancements, breadth of product lines, product ease of development, conformance to industry standards, sales and distribution capability and technical support and service;
            (8) its dependence on strategic relationships;
            (9) its dependence on independent distributors, two of which accounted for approximately 25% of Tut's revenues in 1997 and the first nine months of 1998;
            (10) its dependance on contract manufacturers, as Tut does not manufacture any of its products;
            (11) its dependence on sole source suppliers;
            (12) its ability to successfully manage its anticipated growth;
            (13) the risks of doing business in international markets;
            (14) its dependence on proprietary technology and its ability to protect its intellectual property rights;
            (15) the risk that Tut or its customers will be adversely affected by regulation of the Federal Communications Commission or other regulatory bodies;
            (16) its ability to provide customer support;
            (17) its dependence on key personnel;
            (18) the risk that Tut or other enterprises with which it interacts will be adversely affected by "Year 2000" problems;
            (19) the fact that until Tut's IPO, there was no public trading market for its securities; and

            (20) the fact that equity markets, particularly for high-technology companies, have experienced significant price and volume fluctuations that are unrelated to the operating performance of individual companies.

Following the January 29, 1999 IPO at $18.00 per share, the stock of Tut has traded as high as $86.25, and its market price at the close of business on February 2, 1999 was $76.125. The market price of Tut common stock is likely to continue to be highly volatile. Factors such as fluctuations in Tut's operating results, announcements of technological innovations, new products or new services by Tut or by its partners, competitors or customers or its competitors' developments with respect to patents or proprietary rights, announcement of litigation by or against Tut, changes in stock market analyst recommendations regarding Tut or its competitors, and general market conditions may have a significant effect on the market price of Tut's common stock.

                     ADDITIONAL AVAILABLE INFORMATION ON TUT

Tut has filed with the Securities and Exchange Commission a Registration Statement and Prospectus dated January 29, 1999, referred to above. The Registration Statemen t, including exhibits filed therewith, and the Prospectus may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the Commission located at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1034, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. In addition, the Commission maintains a World Wide Web site that contains reports, proxy and information statements that are filed electronically with the Commission. The address of the site is http://www.sec.gov.

Tut's offices are located at 2495 Estand Way, Pleasant Hill, California 94523, and its telephone number is (925) 682-6510. Tut's Nasdaq National Market Symbol is TUTS.


                         RISKS OF THE TECHNOLOGY SECTOR

Approximately 65% of the Fund is invested in the "electric technology" sector. This includes the equity securities of companies which the Fund's adviser believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Technology is an extremely competitive industry where rapid new developments could have dramatic impact on a company's earnings growth potential. In addition, many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

             MANAGEMENT OF FUND INVESTMENTS IN RESTRICTED SECURITIES

The following replaces the disclosure on pages 36 and 37 of the Fund's current Prospectus, and the Prospectus Supplement dated September 30, 1998, concerning the management of Fund investments in restricted securities:

Curt McLeod is responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships. Mr. McLeod is an IAI Vice President and equity portfolio manager. Prior to joining IAI in 1997, Mr. McLeod had been a portfolio manager with Piper Jaffray, Inc. since 1986.